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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): SEPTEMBER 4, 2002



                            PRIDE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                  1-13289                   76-0069030
(State or other jurisdiction      (Commission               (I.R.S. Employer
          of incorporation)        File Number)            Identification No.)



         5847 SAN FELIPE, SUITE 3300
               HOUSTON, TEXAS                                    77057
  (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (713) 789-1400




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.1 Rig contract status information posted to Pride's website on September 4, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

                  Pride is hereby furnishing information regarding the contract status of its rigs posted to its website on September 4, 2002. Such information is furnished as Exhibit 99.1 to this Current Report.





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PRIDE INTERNATIONAL, INC.


                                  By: /s/   EARL W. McNIEL
                                      -------------------------------------
                                      Earl W. McNiel
                                      Vice President and Chief Financial Officer


Date: September 4, 2002




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                                  EXHIBIT INDEX

NO.               DESCRIPTION
---               -----------

99.1 Rig contract status information posted to Pride's website on September 4, 2002.